UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 22, 2021 (November 19, 2021)

Date of Report (Date of earliest event reported)

iFresh Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38013	82-0664764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-39 54th Avenue Long Island City, NY	11101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 628-6200

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	IFMK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 19, 2021, the Company received notice from the staff of the Nasdaq Stock Market (the “Staff”) that the Nasdaq Hearings Panel (the “Panel”) has denied the Company’s appeal of the Staff’s September 22, 2021 decision to delist the common stock of the Company. Accordingly, the Company’s common stock will be delisted effective with the open of business on November 23, 2021. The Company’s common stock is expected to continue to be traded on the OTC Expert Market, and the Company will seek to establish relationships with market makers to provide additional trading opportunities in the Company’s stock. However, there can be no assurance that a market for the Company’s shares will develop.

The Panel’s decision to delist the Company’s common stock was based on two continued listing deficiencies. First, the Panel noted that the Company was not in compliance with Nasdaq Listing Rules due to its failure to timely hold an annual meeting of shareholders for the fiscal year ended March 31, 2020, which is required to be held within twelve months of the Company’s fiscal year end under Nasdaq Listing Rules 5620(a) and 5810(c)(2)(G). Second, the Panel noted that the Company did not comply with Nasdaq’s filing requirements set forth in Listing Rule 5250(c)(1) because it had not filed its Form 10-K for the year ended March 31, 2021, and its Form 10-Q for the period ended June 30, 2021. The Company failed to regain compliance pursuant to the above rules.

In addition, the Panel noted that the Panel had considered the Company’s history of noncompliance with Nasdaq’s several continued listing requirements and failure to address in a timely manner material weaknesses in its internal controls over financial reporting disclosed in its 2019 and 2020 annual reports on Form 10-K. The Panel concluded that it is not in the best interests of Nasdaq or prospective investors for the Company to remain listed on the exchange.

The Company does not expect the Staff’s determination to have any impact on its day-to-day operations.

A press release announcing the Company’s delisting from Nasdaq is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2021

iFRESH INC.

By:	/s/ Long Deng
Name:	Long Deng
Title:	Chief Executive Officer

2